WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (DATE OF EARLIEST EVENT REPORTED) September 14,2004

                         MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                  ______________________________________________

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          000-32465                                      04-3402789
     -------------------                       ------------------------------
 (COMMISSION FILE NUMBER NO.)                 (IRS EMPLOYER IDENTIFICATION NO.)


                                 11 MAPLE AVENUE
                              SHREWSBURY, MA. 01545
               ___________________________________________________
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 751-5432
                       __________________________________

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On September 14, 2004, Mass Megawatts Wind Power, Inc. issued a press release announcing certain financial results for the fiscal quarter ended July 31,2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on. Form 8-K.

     The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.


Item 9.01.   Financial Statements and Exhibits.

Index to and Description of Exhibits

Exhibit 99.1     Press release reporting Fiscal Quarter ended July 31, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MASS MEGAWATTS WIND POWER, INC.
                                                       (Registrant)

     Dated: September 14, 2004                   By: /s/ Jonathan  C.  Ricker
                                                 -------------------------------
                                                         Jonathan C. Ricker
                                                       Chief Executive Officer
                                                       Chief Financial Officer